SECURITIES AND EXCHANGE COMMISSION


                           WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15 (D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  SEPTEMBER 11, 1996


                          JACKSONVILLE BANCORP, INC.


        TEXAS                      33-81015                       75-2632781
(State of Incorporation)     (Commission File No.)                 (IRS No)



COMMERCE AND NECHES STREET       JACKSONVILLE, TEXAS                 75766
(Address of Principal Executive Offices)                          (Zip Code)


                               (903) 586-9861
             (Registrant's Telephone Number, Including Area Code)


                               NOT APPLICABLE
        (Former Name or Former Address, If Changed Since Last Report)

Item 5.   OTHER EVENTS

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable

          (b)  Not applicable

          (c)  Exhibits:

               (99) Press Release, dated  September 11, 1996



                                  SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  JACKSONVILLE BANCORP, INC.



Date:  9-11-96                    By:/s/CHARLES BROADWAY
                                     Charles Broadway,
                                     Chief Executive Officer